                       THE TURKISH INVESTMENT FUND, INC.
--------------------------------------------------------------------------------

DIRECTORS AND OFFICERS

Barton M. Biggs                                 Fergus Reid
CHAIRMAN OF THE BOARD                           DIRECTOR
OF DIRECTORS
                                                Frederick 0. Robertshaw
Harold J. Schaaff, Jr.                          DIRECTOR
PRESIDENT AND DIRECTOR
                                                Stefanie V. Chang
John D. Barrett II                              VICE PRESIDENT
DIRECTOR
                                                Arthur J. Lev
Gerard E. Jones                                 VICE PRESIDENT
DIRECTOR
                                                Joseph P. Stadler
Graham E. Jones                                 VICE PRESIDENT
DIRECTOR
                                                Mary E. Mullin
John A. Levin                                   SECRETARY
DIRECTOR
                                                Belinda A. Brady
Andrew McNally IV                               TREASURER
DIRECTOR
                                                Robin L. Conkey
William G. Morton, Jr.                          ASSISTANT TREASURER
DIRECTOR

Samuel T. Reeves
DIRECTOR

--------------------------------------------------------------------------------
INVESTMENT ADVISERS
Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Morgan Stanley Dean Witter Investment Management Limited
25 Cabot Square
Canary Wharf
London E14 4QA
England
--------------------------------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------------------------------
LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/im.


                 ---------------------------------------------

                                       THE
                                     TURKISH
                                   INVESTMENT
                                   FUND, INC.

                 ---------------------------------------------





                              THIRD QUARTER REPORT
                                  JULY 31, 2000
                           MORGAN STANLEY DEAN WITTER
                           INVESTMENT MANAGEMENT INC.
                               INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
------------

For the nine months ended July 31, 2000, The Turkish Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -9.21% compared to -17.11% for the U.S. dollar adjusted Morgan Stanley Capital International (MSCI) Turkey Index (the "Index"). For the period from the Fund's commencement of operations on December 5, 1989 through July 31, 2000, the Fund's total return, based on net asset value per share, was 95.31% compared to 142.93% for the Index. On July 31, 2000, the closing price of the Fund's shares on the New York Stock Exchange was $14 3/16 representing a 24.6% discount to the Fund's net asset value per share.

The Fund's outperformance relative to the Index was driven by good stock selection, particularly within consumer-related sectors. Our overweight position in the consumer discretionary sector added to performance. A notable contributor to performance during the third quarter was brewery and Coca-Cola bottler Anadolu Efes. We believe this beverage company is well positioned to benefit from a pick up in Turkish consumer demand. Our overweight stance in the telecommunication services sector detracted from performance, in sympathy with the sector on a global basis.

Turkish equities were weighed down during the three months ended July 31, 2000 by higher-than-expected inflation, delays in the privatization process, and investor concerns over a widening current account deficit. Inflation has been somewhat sticky in declining, primarily due to high food prices (after a poor harvest) and high oil prices, as Turkey is a net importer of oil. Last year, Turkey was in a recession following the Russian crisis and the devastating earthquake that struck in August. Consequently, the increase in Turkey's current account deficit was expected, as the current account is coming off a low base in 1999 and consumer demand has begun to recover. Moreover, the Turkish lira's monthly depreciation rate was set in December 1999 for the period from January 1, 2000 through June 30, 2001, and its strength versus the Euro has fostered consumer spending on imported goods. Turkish equities also faced selling pressure during May as structural changes in the MSCI Emerging Markets Index slightly decreased Turkey's weight in that index, effective after the close on May 31.

After a constitutional amendment to bring President Demirel back for another term was defeated, political compromise allowed for the election of a new President, Ahmet Sezar, on May 5. However, political harmony was soon disrupted and market sentiment was dampened by political uncertainty surrounding corruption allegations against Mesut Yilmaz, the leader of the ANAP party, which is a member in the coalition government, and Tansu Ciller, leader of the DYP party. These allegations against leaders of the political parties were later dismissed.

Recent privatizations, notably the sale of the third wireless license, significantly exceeded expectations. Proceeds from the sale of the license will be $2.5 billion, compared to government expectations of $1 billion for two licenses. Turkcell, the largest wireless operator in Turkey, was listed in July, and was Turkey's and the region's largest initial public offering. We believe the addition of telecommunications services companies will positively affect the Index, adding more diversity as the Index's heavy weight in the banking sector decreases. There has been a delay in Turkey's privatization plans for telecommunications services provider TURK Telekom, owing to the government's indecisiveness as to what percentage of Turk Telekom should be sold to a strategic investor and whether or not to grant management control. This lack of privatization of Turk Telekom will likely lead to the government missing its target of $7.6 billion in privatization revenues for 2000.

We believe improving industrial production indicates the economy is turning around, and fiscal surplus figures reflect the government's improved dedication and responsibility towards meeting budget goals. Automobile sales (in volume terms) have swiftly increased, rising 76% year-over-year for the January-July period. Although supporting the underlying picture of strong domestic demand, an increase in the share of imported cars may also indicate further pressure on the current account. It may be premature to gauge the IMF program's effects on helping to reduce inflation, yet we believe CPI inflation for 2000 may reach 35% by year-end.

We believe equities will appreciate once political tensions subside and uncertainties behind the anticipated privatization of Turk Telecom are resolved. We are cau-tiously optimistic on inflation and the current account. We are not overly concerned about balance of payment problems at this point, as the current account deficit is being financed by improving reserves, which are supported by portfolio investments, tourism revenues and workers' remittances. The contents of the 2001 budget will be decided in the fall, and we will be looking for indications of restraint in government expenditures and perhaps the maintenance of earthquake taxes for another year.

The Turkish government and economy has demonstrated great resilience following the devastating earthquake last August, and we are encouraged by the government's steadfastness to meeting IMF targets in addition to the continuity of the coalition government.

Sincerely,

/s/ Harold J. Schaaff, Jr.

Harold J. Schaaff, Jr.
PRESIDENT AND DIRECTOR

August 2000

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A
RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.

FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY.



--------------------------------------------------------------------------------

DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO INFORMATION FOR THE FUND, ARE AVAILABLE ON OUR WEBSITE AT WWW.MSDW.COM/IM.

The Turkish Investment Fund, Inc.
Investment Summary as of July 31, 2000 (Unaudited)

======================================================================================================================
HISTORICAL                                                                    TOTAL RETURN (%)
INFORMATION                                      ---------------------------------------------------------------------
                                                     MARKET VALUE (1)   NET ASSET VALUE (2)          INDEX (3)
                                                 --------------------   --------------------   --------------------
                                                              AVERAGE                AVERAGE                AVERAGE
                                                 CUMULATIVE   ANNUAL    CUMULATIVE   ANNUAL    CUMULATIVE   ANNUAL
                                                 ----------   -------   ----------   -------   ----------   -------
YEAR-TO-DATE                                       -20.07%        --      -9.21%         --      -17.11%        --
ONE YEAR                                            89.44      89.44%     105.98     105.98%      78.33      78.33%
FIVE YEAR                                          129.73      18.10      187.70      23.53      126.73      17.79
TEN YEAR                                            22.55       2.05       31.62       2.79       23.73       2.15
SINCE INCEPTION*                                    47.24       3.70       95.31       6.48      142.93       8.69

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
----------------------------------------------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

                                                 [CHART]

                                                            YEARS ENDED OCTOBER 31:                                      NINE MONTHS
                                                                                                                            ENDED
                                                                                                                           JULY 31,
                          1990*     1991      1992      1993      1994      1995      1996      1997      1998      1999     2000
                         ------    ------    ------    ------    ------    ------    ------    ------    ------    ------   ------
Net Asset Value
   Per Share ......... $ 12.78   $  5.16   $  4.69   $  9.41   $  4.89   $  5.93   $  5.57   $  8.74   $  4.94   $  9.52   $ 18.82
Market Value
   Per Share ......... $  9.38   $  7.00   $  6.00   $ 10.38   $  6.88   $  5.88   $  5.38   $  7.63   $  4.31   $  8.19   $ 14.19
Premium/ (Discount) ..   -26.6%     35.7%     27.9%     10.3%     40.7%     -0.8%     -3.5%    -12.7%    -12.8%    -14.0%    -24.6%
Income Dividends ..... $  0.03       --    $  0.07   $  0.04   $  0.12       --    $  0.12   $  0.14   $  0.14      0.12       --
Capital Gains
   Distributions .....    --     $  0.07   $  0.17      --        --         --       --        --        --        --         --
Fund Total Return (2)    14.80%   -59.27%    -6.36%   102.39%   -47.61%    21.27%    -4.09%    60.76%   -42.39%    97.06%    -9.21%
Index Total Return (3)   93.17%   -64.65%   -21.03%   156.26%   -45.26%    26.48%    -4.24%    87.70%   -50.28%    78.92%   -17.11%

(1)  Assumes dividends and distributions, if any, were reinvested.

(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

(3) The Morgan Stanley Capital International (MSCI) Turkey Index is an unmanaged index of common stocks.

*    The Fund commenced operations on December 5, 1989.

The Turkish Investment Fund, Inc.
Portfolio Summary as of July 31, 2000 (Unaudited)
================================================================================
DIVERSIFICATION OF TOTAL INVESTMENTS

[CHART]

Short-Term Investments            (0.5%)
Equity Securities                (99.5%)

--------------------------------------------------------------------------------
INDUSTRIES

[CHART]

Other                            (12.5%)
Banks                            (26.0%)
Household Durables                (9.4%)
Communications Equipment          (8.4%)
Automobiles                       (8.3%)
Beverages                         (8.0%)
Diversified Financials            (8.0%)
Communications: Mobile            (7.6%)
Media                             (4.5%)
Insurance                         (4.2%)
Construction Materials            (3.1%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS

                                                      PERCENT OF
                                                      NET ASSETS
                                                      ----------
    1. Yapi ve Kredi Bankasi AS                         18.2%
    2. Anadolu Efes Biracilik ve Malt Sanayii AS         8.0
    3. Turkiye Garanti Bankasi AS                        7.8
    4. Turkcell Iletisim Hizmetleri AS                   7.6
    5. Netas Northern Electric
          Telekomunikasyon AS                            6.7
    6. Arcelik AS                                        5.2%
    7. Ford Otomotiv Sanayi AS                           4.8
    8. Dogan Sirketler Grubu Holding AS                  4.4
    9. Vestel Elektronik Sanayi ve Ticaret AS            4.2
   10. Dogan Yayin Holding AS                            4.0
                                                        ----
                                                        70.9%
                                                        ====

INVESTMENTS (UNAUDITED)
--------
JULY 31, 2000


                                                                VALUE
                                              SHARES            (000)
------------------------------------------------------------------------
TURKISH COMMON STOCKS (99.4)%
(Unless otherwise noted)

AUTO COMPONENTS (1.7%)
    Brisa Bridgestone Sabanci Lastik
       Sanayi ve Ticaret AS                 27,454,000      U.S.$  2,053
                                                            ------------
AUTOMOBILES (8.3%)
    Ford Otomotiv Sanayi AS                102,812,000             5,745
    Tofas Turk Otomobil
       Fabrikasi AS                        176,500,000             2,708
    Yazicilar AS                            23,110,000             1,528
                                                            ------------
                                                                   9,981
                                                            ------------
BANKS (26.0%)
    Turkiye Garanti Bankasi AS             834,500,000             9,457
    Yapi ve Kredi Bankasi AS             2,080,760,041            21,942
                                                            ------------
                                                                  31,399
                                                            ------------
BEVERAGES (8.0%)
    Anadolu Efes Biracilik ve
       Malt Sanayii AS                     160,896,981             9,623
                                                            ------------
BUILDING PRODUCTS (1.5%)
    Trakya Cam Sanayii AS                  147,914,122             1,839
                                                            ------------
COMMUNICATIONS EQUIPMENT (8.4%)
    Alcatel Teletas Telekomunikasyon
       Endustri ve Ticaret AS                9,290,000             2,047
    Netas Northern Electric
       Telekomunikasyon AS                  75,568,000             8,088
                                                            ------------
                                                                  10,135
                                                            ------------
COMMUNICATIONS: MOBILE (7.6%)
    Turkcell Iletisim Hizmetleri AS        136,000,000             9,204
                                                            ------------
CONSTRUCTION MATERIALS (3.1%)
    Adana Cimento Sanayii TAS               92,548,668             1,209
    Akcansa Cimento AS                     119,805,000             1,640
    Goltas Goller Bolgesi Cimento
       Sanayi ve Ticaret AS                 55,600,000               941
                                                            ------------
                                                                   3,790
                                                            ------------
CONSUMER SERVICES/PRODUCTS (0.7%)
    Sezginler Gida Sanayii AS               36,583,000               849
                                                            ------------
DIVERSIFIED FINANCIALS (8.0%)
    Alarko Holding AS                       46,135,000             2,033
    Dogan Sirketler Grubu
       Holding AS                          213,632,800             5,296
    Ihlas Holding AS                        97,090,000             2,139
    Turk Ekonomi Bankasi AS                      9,500                65
    Yapi Kredi Koray Gayrimenkul
       Yatirim Ortakligi AS                 15,362,000               114
                                                            ------------
                                                                   9,647
                                                            ------------
ELECTRIC UTILITIES (0.4%)
    Cukurova Elektrik AS                       546,000      U.S.$    417
                                                            ------------
ELECTRICAL EQUIPMENT (1.1%)
    Sarkuysan Elektrolitik Bakir
       Sanayi ve Ticaret AS                 50,100,000             1,360
                                                            ------------
FOOD & DRUG RETAILING (1.8%)
    Migros Turk TAS                         13,338,000             2,204
                                                            ------------
GAS UTILITIES (2.2%)
    Aygaz AS                                62,394,000             2,701
                                                            ------------
HOUSEHOLD DURABLES (9.4%)
    Arcelik AS                             167,570,700             6,264
    Vestel Elektronik Sanayi ve
       Ticaret AS                           23,809,000             5,059
                                                            ------------
                                                                  11,323
                                                            ------------
INSURANCE (4.2%)
    Aksigorta AS                           102,007,000             1,927
    Anadolu Hayat Sigorta AS                81,357,000             3,169
                                                            ------------
                                                                   5,096
                                                            ------------
MEDIA (4.5%)
    Dogan Yayin Holding AS                 349,809,500             4,845
    Sabah Yayincilik AS                    127,200,000               551
                                                            ------------
                                                                   5,396
                                                            ------------
METALS & MINING (2.5%)
    Eregli Demir ve Celik
       Fabrikalari TAS                      85,633,000             3,066
                                                            ------------
TOTAL TURKISH COMMON STOCKS
    (Cost U.S.$119,872)                                          120,083
                                                            ------------

                                       FACE
                                      AMOUNT            VALUE
                                       (000)            (000)
--------------------------------------------------------------
SHORT-TERM INVESTMENT (0.5%)

REPURCHASE AGREEMENT (0.5%)
(a) Chase Securities, Inc., 6.35%
       dated 7/31/00, due
       8/01/2000
     (Cost U.S.$577)              U.S$    577     U.S.$    577
                                                  ------------
TOTAL INVESTMENTS (99.9%)
       (Cost $120,449)                                 120,660
                                                  ------------

                                      AMOUNT
                                       (000)
--------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.1%)
    Other Assets                        1,218
    Liabilities                        (1,085)             133
                                  -----------     ------------
NET ASSETS (100%)
    Applicable to 6,419,181 issued
       and outstanding U.S$0.01 par
       value shares (30,000,000 shares
       authorized)                                U.S.$120,793
                                                  ============

NET ASSET VALUE PER SHARE                         U.S.$  18.82
                                                  ============


(a) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.

July 31, 2000 exchange rate -- Turkish Lira (TRL)
     635,350 = U.S.$1.00.